UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2019, the stockholders of Akoustis Technologies Inc. (the “Company”) approved an amendment to the Company’s 2018 Stock Incentive Plan (the “2018 Plan”) at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A description of the terms and conditions of the amendment to the 2018 Plan is set forth in the Company’s Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2019 (the “Proxy Statement”), under the heading “Proposal 5−Amendment to 2018 Stock Incentive Plan,” which description is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the Amendment to the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2019, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware for the purpose of increasing the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 45,000,000 shares to 100,000,000 shares. The Certificate of Amendment became effective on upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on November 4, 2019. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – The Company’s stockholders elected the six nominees to the Company’s board of directors to serve one-year terms expiring at the 2020 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the votes cast as follows:

	For	Withheld	Broker Non-Votes
Steven P. DenBaars	14,201,238	255,093	9,563,365
Arthur E. Geiss	14,226,401	229,930	9,563,365
Jeffrey K. McMahon	14,103,372	352,959	9,563,365
Jerry D. Neal	14,086,046	370,285	9,563,365
Suzanne B. Rudy	14,065,329	391,002	9,563,365
Jeffrey B. Shealy	14,347,352	108,979	9,563,365

Proposal 2 – The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
12,338,040	2,021,161	97,130	9,563,365

Proposal 3 – The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers, with votes cast as follows:

One Year	Two Years	Three Years	Broker Non-Votes
13,970,389	164,487	178,248	9,563,365

In light of the voting results on this advisory vote, and consistent with its recommendation to stockholders, on November 5, 2019, the Company’s Board of Directors approved an annual advisory vote regarding the compensation of the Company’s named executive officers.

Proposal 4 – The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 45,000,000 shares to 100,000,000 shares, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
20,351,953	3,508,065	159,678	0

Proposal 5 – The Company’s stockholders approved an amendment to the Company’s 2018 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 3,000,000 shares to 6,000,000 shares, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
10,927,173	2,845,778	683,380	9,563,365

Proposal 6 – The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent public accounting firm for the fiscal year ending June 30, 2020, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
23,546,215	367,312	106,169	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
10.1	Amendment to 2018 Stock Incentive Plan (incorporated by reference to Appendix B of the Company’s definitive proxy statement for its 2019 Annual Meeting of Stockholders, filed September 24, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.
Date: November 6, 2019	By:	/s/ Kenneth Boller
	Name:	Kenneth Boller
	Title:	Interim Chief Financial Officer

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